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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 1998


                              MEDITRUST CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-08131                    95-3520818
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


     197 First Avenue, Suite 300
            Needham, MA                                                 02194
(address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (781) 433-6000


                           MEDITRUST OPERATING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-08132                   96-3419438
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


     197 First Avenue, Suite 100
            Needham, MA                                                 02194
(address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (781) 453-8062


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Item 2. Acquisition or Disposition of Assets

     On May 29, 1998, Meditrust Corporation ("Meditrust") and Meditrust Operating Company ("Operating Company", and together with Meditrust, "Registrant") completed their acquisition of Cobblestone Holdings, Inc. ("Cobblestone") pursuant to an Agreement and Plan of Merger dated as of January 11, 1998, as amended by a First Amendment thereto dated as of March 16, 1998 (as amended, the "Merger Agreement"). Under the terms of the Merger Agreement, Cobblestone, the parent of Cobblestone Golf Group, Inc., merged with and into Meditrust, with Meditrust being the surviving corporation (the "Merger").

     Upon the closing of the Merger, each share of common stock of Cobblestone was converted into the right to receive 3.867 paired shares of Registrant (the "Paired Shares") and each share of preferred stock of Cobblestone was converted into the right to receive .2953 Paired Shares. Cash will be paid in lieu of the issuance of fractional Paired Shares. Without giving effect to any such fractional shares, the total number of Paired Shares to be issued in connection with the Merger is 8,177,300, with an aggregate market value of approximately $230 million. In addition, Meditrust assumed and refinanced approximately $169 million of Cobblestone's debt and associated costs. The total consideration to be paid by Registrant in connection with the Merger is approximately $400 million.

     On June 1, 1998, Registrant issued a press release announcing the closing of the Merger, which is filed herewith as Exhibit 99.3 and is incorporated herein by reference.


Item 7. Financial Statement and Exhibits.

(a)      Financial Statements of Business Acquired.

         Cobblestone's (i) consolidated balance sheets at September 30, 1997 and 1996, (ii) consolidated statements of operations for the fiscal years ended September 30, 1997, 1996 and 1995, (iii) consolidated statements of stockholders' equity (net capital deficiency) for the years ended September 30, 1997, 1996 and 1995 and October 1, 1994 and (iv) consolidated statements of cash flows for the years ended September 30, 1997, 1996 and 1995 were previously filed by Registrant in its Current Report on Form 8-K, event date May 13, 1998, and are incorporated herein by reference.

(b)      Pro Forma Financial Information.

         Registrant's (i) unaudited pro forma condensed combined balance sheet at March 31, 1998 and (ii) unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 and for the three month period ended March 31, 1998 were previously filed by Registrant in its Current Report on Form 8-K, event date January 3, 1998, as amended by its Amended Current Report on Form 8-K/A filed May 21, 1998, and are incorporated herein by reference.

(c)      Exhibits.

         See the index to Exhibits attached hereto.

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                                                                               3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 5, 1998                          MEDITRUST CORPORATION


                                            By:/s/ Michael S. Benjamin
                                               ---------------------------------
                                                 (Signature)

                                            Name: Michael S. Benjamin
                                            Title: Senior Vice President,
                                                   Secretary and
                                                   Corporate Counsel


                                            MEDITRUST OPERATING COMPANY


                                            By: /s/ Michael Bohnen
                                                --------------------------------
                                                    (Signature)

                                            Name: Michael J. Bohnen
                                            Title: Secretary


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Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger dated as of January 11, 1998 among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc. (incorporated by reference to Exhibit 2 to Registrant's Current Report on Form 8-K, event date January 11,
              1998)

2.2 Shareholders Agreement dated as of January 11, 1998 among Meditrust Corporation, Meditrust Operating Company and Certain Shareholders of Cobblestone Holdings, Inc. (incorporated by reference to Exhibit 10 to Registrant's Current Report on Form 8-K, event date January 11, 1998)

2.3 First Amendment to Agreement and Plan of Merger dated as of March 16, 1998 among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc. (incorporated by reference to Exhibit 2 to Registrant's Current Report on Form 8-K, event date March 16, 1998)

2.4 First Amendment to Shareholders Agreement dated as of March 16, 1998 among Meditrust Corporation, Meditrust Operating Company and Certain Shareholders of Cobblestone Holdings, Inc. (incorporated by reference to Exhibit 10 to Registrant's Current Report on Form 8-K, event date March 16, 1998)

23            Consent of Ernst & Young LLP

99.1 Cobblestone's (i) consolidated balance sheets at September 30, 1997 and 1996, (ii) consolidated statements of operations for the fiscal years ended September 30, 1997, 1996 and 1995, (iii) consolidated statements of stockholders' equity (net capital deficiency) for the years ended September 30, 1997, 1996 and 1995 and October 1, 1994 and (iv) consolidated statements of cash flows for the years ended September 30, 1997, 1996 and 1995 (incorporated by reference to Registrant's Current Report on Form 8-K, event date May 13, 1998).

99.2 Registrant's unaudited pro forma condensed combined balance sheet at March 31, 1998 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 and for the three month period ended March 31, 1998 (incorporated by reference to Registrant's Current Report on Form 8-K, event date January 3, 1998, as amended by its Amended Current Report on Form 8-K/A filed May 21, 1998).

99.3 Press release dated June 1, 1998 issued by Registrant, announcing the closing of the Merger